UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 14, 2005

CardioTech International, Inc.

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

000-28034	04-3186647
(Commission File Number)	(I.R.S. Employer Identification Number)

229 Andover Street

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 657-0075

 (Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.02.  Termination of a Material Definitive Agreement.

On November 19, 2004, CardioTech International, Inc. (the “Company”) entered into a definitive agreement (the “Asset Purchase Agreement”) to acquire substantially all of the assets and assume certain liabilities of Cartika Medical, Inc., a privately owned medical device contract manufacturer headquartered in Plymouth,  Minnesota  (“Cartika”).   As part of the transaction, the Company was to issue to the stockholders of Cartika, consideration, consisting of shares of the Company’s common stock equal in value to $1,662,000, with the number of shares based upon the fair market value of the common stock at the date of closing (“Stock Consideration”), and $4,985,000 in cash (“Cash Consideration). One of the closing conditions for the transaction was having a registration statement covering the Stock Consideration declared effective. During the registration process, a change to the Asset Purchase Agreement was required to provide that Cartika would be irrevocably bound to purchase the Stock Consideration upon closing. Notwithstanding that the Company believes that this change was insignificant and was the intentions of the parties to the Asset Purchase Agreement, it was not acceptable to the stockholders of Cartika and, accordingly, effective June 14, 2005, Cartika unilaterally terminated the Agreement. As a result, the Company will take a $333,000 charge against income at March 31, 2005 for costs related to the acquisition. The Company has not decided at this time what action, if any, to take to enforce the terms of the Asset Purchase Agreement.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOTECH INTERNATIONAL, INC.

	By:	/s/ Michael Szycher
Michael Szycher, PhD, Chairman and CEO

Date: June 20, 2005